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                                                                    EXHIBIT 10.1


                            NON-COMPETITION AGREEMENT


                  This NON-COMPETITION AGREEMENT (the "Agreement") is entered into as of ___________________, 1998 (the "Effective Date") by and among Rent-Way, Inc., a Pennsylvania corporation (the "Surviving Corporation"), and George D. Johnson, an individual residing at 1022 Glendalyn Circle, Spartenburg, South Carolina 29302 (the "Executive").

                                    RECITALS

                  A. Home Choice Holdings Inc., a Delaware corporation (the "Company") and the Surviving Corporation have entered into a certain Agreement and Plan of Merger dated as of September 1, 1998 (the "Merger Agreement"), pursuant to which the Company will merge with and into the Surviving Corporation (the "Merger"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

                  B. The Executive is a major stockholder of the Company and has had extensive experience in the rental purchase industry as a director, stockholder and executive of the Company and its predecessors and subsidiaries.

                  C. It is a condition to the Surviving Corporation's obligations to consummate the transactions contemplated by the Merger Agreement that the Executive enter into this Non-Competition Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

                  1. NON-COMPETITION. As material consideration for the Surviving Corporation's performance of its obligations under and as provided for in the Merger Agreement, for all benefits to be conferred on the Executive and his affiliates pursuant to and in connection with the transactions contemplated by the Merger Agreement, and in order to protect the confidential information of the Company and the Surviving Corporation, Executive covenants and agrees, for the benefit of the Surviving Corporation and each subsidiary of the Surviving Corporation, that for three years after the Effective Date the Executive shall not, directly or indirectly, do any of the following:

                  (a) engage in any rental purchase, rental or rent-to-own business or any related business activities that are competitive with the current rental purchase, rental, rent-to-own and related business of the Company or of the Surviving Corporation in the states, or otherwise within a twenty-


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five mile radius of any store location, at which the Surviving Corporation conducts or at which, immediately prior to the Merger, the Company conducted its rental purchase, rental, rent-to-own and related business all of which states and locations are set forth on Exhibit A attached hereto [TO BE ATTACHED AT SIGNING]. As used herein, the term "engage in any business" shall mean and be deemed to include, but not be limited to: (i) directly engaging in a business; or (ii) carrying on a business through: (a) a general or limited or partnership in which Executive is a general or limited partner; (b) any joint venture in which Executive is an owner; or (c) any corporation in which Executive is an officer, director, employee, shareholder, option holder or consultant. Notwithstanding the foregoing, the Executive shall be entitled (A) to own Rent-Way Common Stock, including RWI Shares received in connection with the Merger and (B) to purchase or own, solely as a passive investment, up to two percent (2%) of the issued and outstanding shares of any securities of any corporation the shares of common stock of which are traded on a national securities exchange or on the Nasdaq National Market which is engaged in business that is competitive to that of the Surviving Corporation; provided that Executive renders no advice of any kind to management of such corporation and does not actively participate in or control, directly or indirectly, any investment or other decision with respect to such corporation or other entity without the express prior written consent of Surviving Corporation exercisable in its sole discretion;

                  (b) solicit any employee of the Surviving Corporation with whom the Executive has had contact or any subsidiary of the Surviving Corporation with whom the Executive has had contact to terminate his or her employment with the Surviving Corporation or such subsidiary of the Surviving Corporation; or

                  (c) intentionally cause, by word or deed, any person, firm, corporation or other entity having a business relationship with the Surviving Corporation or any subsidiary of the Surviving Corporation to sever such relationship with, or commit any act inimical to, the Surviving Corporation or such subsidiary of the Surviving Corporation.

                  2. CONFIDENTIALITY. As material consideration for the Surviving Corporation's performance of its obligations under and as provided for in the Merger Agreement, for all benefits to be conferred on Executive and his affiliates pursuant to and in connection with the consummation of the transactions contemplated by the Merger Agreement, and in order to protect the confidential information of the Company and the Surviving Corporation and their subsidiaries, Executive covenants and agrees, for the benefit of the Surviving Corporation and each subsidiary of the Surviving Corporation, that the Executive shall not for a period of three years after the Effective Date use for his personal benefit, or disclose, communicate, or divulge to, or use for the direct or indirect benefit of any person, firm, association, or company other than the Surviving Corporation or any subsidiary of the Surviving Corporation, any Confidential Information. "Confidential Information" means information relating to the products, services, customers, or operations of the Company, the Surviving Corporation or any subsidiary of the Surviving Corporation, that (a) is not generally known, (b) is or was proprietary to the Company, the Surviving Corporation or any subsidiary of the Surviving Corporation, and (c) is made known to Executive or learned or acquired by Executive while serving


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the Company, or any subsidiary or predecessor thereof, in any capacity. However,
Confidential Information shall not include under any circumstances any information with respect to the foregoing matters that becomes publicly available through no fault of Executive.

                  3. REMEDIES; RESOLUTION OF DISPUTES. The parties hereto acknowledge that the Surviving Corporation and each subsidiary of the Surviving Corporation would be irreparably harmed by a breach of this Agreement by Executive and that it would not be possible to estimate damages resulting from such a breach and, consequently, the parties hereto agree that the Surviving Corporation and each subsidiary of the Surviving Corporation (each of which may act alone to enforce the provisions of this Agreement) shall be entitled to injunctive or other equitable relief to prevent a breach or continuing breach of this Agreement, or any part hereof, and to secure the enforcement of this Agreement, in addition to any other remedy which may be available to the Surviving Corporation or each subsidiary of the Surviving Corporation at law or in equity, and shall be entitled to recover from Executive reasonable attorneys' fees and all costs and expenses incurred in connection with any such action.

                  4. AMENDMENT; WAIVER. This Agreement may not be amended or modified except by a writing signed by each of Executive and the Surviving Corporation. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver of any other provision constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                  5. ENTIRE AGREEMENT. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by the Company or Surviving Corporation (or by any director, officer or representative of the Surviving Corporation or Company) or by Executive with respect to the subject matter hereof. This Agreement constitutes the entire agreement by and between the parties hereto with respect to the subject matter hereof.

                  6. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given on the earlier of (a) the date actually received by the party in question, by whatever means and however addressed, or (b) the date sent if sent by telecopy (answerback received), or on the date of personal delivery if delivered by hand, or on the date signed for if sent by an overnight delivery service, to the following addresses, or to such other address for a party as shall be specified by like notice:

                           To Executive:

                           George D. Johnson
                           1022 Glendalyn Circle
                           Spartenburg, South Carolina 29302
                           Telecopier:  (864) 585-9244

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                           With a copy to:

                           King & Spalding
                           191 Peachtree Street
                           Atlanta, Georgia 30303
                           Attn:  John D. Capers, Jr.
                           Telecopy:  (404) 572-5100

                           To Surviving Corporation:

                           Rent-Way, Inc.
                           One Rent-Way Place
                           Erie, Pennsylvania 16505
                           Telecopy:  (814) 455-3267
                           Attention:  President

                           With a copy to:

                           Hodgson, Russ, Andrews, Woods & Goodyear, LLP 1800 One M&T Plaza
                           Buffalo, New York 14203
                           Attn:  Robert B. Fleming, Jr.
                           Telecopy:  (716) 849-0349

                  The failure of any party to deliver any notice to any of the above persons specified to receive copies of notices, demands or requests shall not limit the effectiveness of any notice given in accordance herewith to either Executive or Surviving Corporation. The foregoing shall not preclude the effectiveness of actual written notice actually received by any party delivered by any means other than those specified above.

                  7. ASSIGNMENT; SUCCESSORS; BENEFITS. This Agreement shall not be assignable by the parties hereto, except that Surviving Corporation may assign its rights and obligations hereunder to any affiliate of Surviving Corporation that directly or indirectly acquires all or substantially all of the assets of Surviving Corporation whether by sale, merger, consolidation, reorganization or otherwise. The parties hereto acknowledge and agree that each subsidiary of the Surviving Corporation shall be a third party beneficiary of this Agreement. Nothing herein, expressed or implied, is intended to or shall confer on any person other than the parties hereto (and each subsidiary of the Surviving Corporation) and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  8. CONSTRUCTION; SEVERABILITY. (a) It is the agreement of the parties hereto that the maximum protection available under the law shall be provided to the Surviving Corporation and


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each subsidiary of the Surviving Corporation by this Agreement, to protect the
Company's, the Surviving Corporation's and each such subsidiary's interest in the assets and business acquired under the terms of the Merger Agreement and that, if the restrictions hereby imposed are held by a court to be unreasonably broad in time, territory or scope, this Agreement shall be construed to impose such restrictions in this regard as are not unreasonable as to time, territory or scope, as the case may be.

                  (b) In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and, in lieu and reformation of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to cause such illegal, invalid and unenforceable provision to be legal, valid and enforceable.

                  9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                  10. HEADINGS. The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

                  11. FURTHER ASSURANCES. After the date hereof, each party shall from time to time, at the request of the other party and without further cost or expense to such party, execute and deliver such other instruments and take such other actions as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby.

                  12. GOVERNING LAW. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability hereof, shall be governed by the internal laws of the State of Delaware without regard to the principles of conflict of laws thereof.

                  13. SUBMISSION TO JURISDICTION. (a) Any legal action or proceeding with respect to this Agreement, the Shares or any document related thereto may be brought in the courts of the State of Delaware or of the United States of America for the Western District of Delaware, and, by execution and delivery of this Agreement, each party hereby accepts generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.


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                  (b) Each party irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, respectively, at its address provided herein.

                  (c) Nothing contained in this Section 13 shall affect the right of any party hereto to serve process in any other manner permitted by law.

                  14. WAIVER OF JURY TRIAL. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Non-Competition Agreement as of the date first above written.



                                            ------------------------------------
                                            George D. Johnson

                                            RENT-WAY, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
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